CAPSTONE CHURCH BOND FUND

Supplement dated June 5, 2007 to

Prospectus dated January 29, 2007 ("Prospectus")

    All relevant sections of the Prospectus are revised to reflect the following:
1.

Capstone Asset Planning Company ("CAPCO"), the Fund's distributor, has been waiving the Service Fee to which it is entitled under the Fund's Service Plan since before the end of the Fund's fiscal year ended September 30, 2006. CAPCO has now contractually agreed with the Fund that it will continue waiving the Service Fee at least through May 31, 2008. The Fund also has no present intention to apply for exemptive relief from the SEC to permit the Service Fee to be used for distribution-related expenses. The revised "Fund Expenses" table and "Example", below, reflect the foregoing, and discussions in the Prospectus concerning the Service Fee and Service Plan are hereby modified to reflect that the Service Fee is being waived at least through May 31, 2008.

2.

The Fund has no present intention of incurring borrowing costs. The Fund has not incurred borrowing costs since it commenced operations. The Fund's investment adviser, Capstone Asset Management Company has assured the Fund's Board of Trustees that the Fund will continue not to incur borrowing costs at least through January 28, 2008. The "Fund Expenses" table and "Example," below, have been revised to reflect the foregoing, and discussions in the Prospectus concerning the Fund's borrowing and leverage authority are hereby modified to indicate that the Fund has no present intention to use this authority.

3.

The Fund's Board of Trustees has voted to terminate the repurchase fee applicable to repurchases of Fund shares that have been held for less than five years. The "Fund Expenses" table and "Example", below, have been modified to reflect this vote, and references in the Prospectus to the repurchase fee are no longer applicable.

Fund Expenses

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(1)................................................	None
Repurchase Fee (2)...........................................................................................................	None
Annual Operating Expenses (As a Percentage of Net Assets Attributable to Common Shares)
Investment Advisory Fee (3)..............................................................................................	0.450%
Administration Fee (3).......................................................................................................	0.075%
Service Fee (4).................................................................................................................	0.000%
Interest Payments on Borrowed Funds...............................................................................	0.000%
Other Expenses (5)...........................................................................................................	2.415%
Acquired Fund Fees and Expenses (6)...............................................................................	0.077%
Total Annual Operating Expenses......................................................................................	3.017%
Fee Reductions (6)...................................................................................................	(1.940)%
Net Expenses....................................................................................................................	1.077%

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(1)

The Fund's distributor, Capstone Asset Planning Company ("CAPCO"), has contractually agreed to waive any sales charge on sales of Shares through January 28, 2008. A sales charge may become applicable starting January 29, 2008. See "Purchasing Shares of the Fund" for more information.

(2)	On May 1, 2007, the Fund's Board of Trustees voted to terminate the repurchase fee previously payable to the Fund in connection with repurchases of certain Fund shares, effective immediately.

(3)	See "Management of the Fund" for additional information.

(4)

CAPCO has contractually agreed to waive the Service Fee to which it is entitled under the Fund's Service Plan at least through May 31, 2008. (The Service Fee, if not waived, would be at an annual rate of 0.25% of the Fund's average daily net assets.)

(5)	"Other Expenses" are based on estimated amounts for the current fiscal year. Actual amounts may differ.

(6)

Capstone Asset Management Company ("CAMCO") has contractually agreed to bear the expenses to the extent that Fund operating expenses incurred by the Fund in any fiscal year, including but not limited to investment advisory and administration fees paid to CAMCO and fees paid to other service providers of the Fund ("Fund Operating Expenses"), but excluding payments pursuant to the Fund's Service Plan, interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund's business, exceed, in a given year, 1.00% of the Fund's average daily net assets. The Fund does not consider "Acquired Fund Fees and Expenses" to be "Fund Operating Expenses" subject to the 1.00% limit. This contractual expense limitation arrangement will continue through October 2, 2008, unless the Board of Trustees consents to shortening the term, or unless the arrangement is earlier terminated in accordance with its terms. If Fund Operating Expenses are, or are estimated to be, below 1.00%, the Adviser will be entitled to be reimbursed to the extent of expenses it has assumed during the previous 36 months, provided that the annualized Fund Operating Expenses plus the amount of reimbursement do not exceed the 1.00% annual cap.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return. This example should not be considered a representation of future expenses, and the Fund's actual expenses may be more or less than those shown.

	One Year	Three Years	Five Years	Ten Years
Assuming no tender of shares	$11	$61	$136	$343
Assuming tender and repurchase of Shares on last day of period	$11	$61	$136	$343

This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under "Total Annual Operating Expenses" in the "Fund Expenses" table above remain the same in the years shown.